SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
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                         Date of Report: August 9, 1999

                                  ISRAMCO, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-12500              13-3145265
(State or Other Jurisdiction       Commission File         IRS Employer
     of Incorporation)                 Number)           Identification No.)

               1770 St. James Place, Houston, Texas 7705 Suite 607
                    (Address of Principal Executive Offices)

                                  713-621-3882
              (Registrant's Telephone Number, including Area Code)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

     Isramco Inc., as operator of the offshore licenses in Israel, reported that the drilling rig, Atwood Eagle, has commenced drilling on the Yam West 2 well. The drilling is planned for a total depth of up to 10,500 feet (3200 meters), in a water depth of 2,525 feet (770 meters).

     The primary objective of the drilling is to test for the existence of oil and/or gas at depths ranging from 8,690 feet (2,650 meters) and deeper. A secondary objective is to test for a gas reservoir at a depth of 5,412 feet (1,650 meters).

     The anticipated duration of the drilling is for 60 days. Following completion of the drilling, based on the results, it will be determined whether production tests will be carried out.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 1999                        Isramco, Inc.

                                            By: /s/ Haim Tsuf

                                            Haim Tsuf
                                            Chairman of the Board

Exhibit      Press Release, dated August 5, 1999